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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): DECEMBER 23, 1996

                               FORE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                         0-24156              25-1628117
(State or other jurisdiction            (Commission           (IRS Employer
      of incorporation)                 File Number)        Identification No.)

           174 THORN HILL ROAD, WARRENDALE, PA                     15086-7535
         (Address of principal executive offices)                  (Zip code)

Registrant's telephone number, including area code: 412-772-6600


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Item 2.  Acquisition or Disposition of Assets.

     On December 23, 1996, pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of December 20, 1996, by and among FORE Systems, Inc. ("FORE"), Alpha Acquisition Corporation ("Alpha"), a wholly owned subsidiary of FORE, Cadia Networks, Inc. ("Cadia"), Bing Yang, Gregor N. Ferguson, Peter J. Nesbeda, Jeffrey P. McCarthy, Raymond W. DeZenzo, Jr., Caralyn A. Brown and David E. Schantz, Alpha was merged with and into Cadia (the "Merger") and Cadia became a wholly owned subsidiary of FORE.

     Cadia designs and develops products for the Asynchronous Transfer Mode multiservice edge concentration market. FORE intends to continue such business.

     Pursuant to the terms of the Merger Agreement, approximately 4,000,000 shares of Common Stock, par value $.01 per share, of FORE (the "Merger Consideration") will be issued to the former holders of the capital stock of Cadia or will be issued upon the exercise of options granted to the former holders of options to purchase capital stock of Cadia.

     The Merger Consideration was determined on the basis of arms' length negotiations between representatives of FORE and Cadia and was calculated by dividing $150 million by the average of the last reported sale prices per share of FORE Common Stock in the Nasdaq National Market, as reported in The Wall Street Journal for each of the twenty (20) trading days ending on December 19, 1996 (the "Average Price"). The Average Price was $37.3625.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

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         (c)  Exhibits.  The following exhibits are filed as part of this
Current Report on Form 8-K:

                                                                   Exhibit
                        Description                                   No.
        -------------------------------------------                -------
        Agreement and Plan of Merger, dated as                       2.1
        of December 20, 1996, by and among FORE
        Systems, Inc., Alpha Acquisition
        Corporation, Cadia Networks, Inc., Bing
        Yang, Gregor N. Ferguson, Peter J. Nesbeda
        Jeffrey P. McCarthy, Raymond W. DeZenzo, Jr.
        Caralyn A. Brown and David E. Schantz

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FORE Systems, Inc.

Date:  January 7, 1997                      By: /s/ ERIC C. COOPER
                                                ----------------------------
                                                Eric C. Cooper
                                                Chairman and Chief Executive
                                                Officer


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                                 EXHIBIT INDEX

  Exhibit                                                            Sequential
    No.                     Description                               Page No.
  -------    -------------------------------------------             ----------
   2.1       Agreement and Plan of Merger, dated as
             of December 20, 1996, by and among FORE
             Systems, Inc., Alpha Acquisition
             Corporation, Cadia Networks, Inc., Bing
             Yang, Gregor N. Ferguson, Peter J. Nesbeda
             Jeffrey P. McCarthy, Raymond W. DeZenzo, Jr.
             Caralyn A. Brown and David E. Schantz